================================================================================

2002 TARGET

TERM TRUST INC.

SEMIANNUAL REPORT

MAY 31, 2000

2002 TARGET TERM TRUST INC.                                    SEMIANNUAL REPORT

                                                                   July 15, 2000

Dear Shareholder,

We are pleased to present you with the semiannual report for 2002 Target Term Trust Inc. for the six-month period ended May 31, 2000.

MARKET REVIEW
================================================================================

Despite repeated attempts by the Federal Reserve Board (the "Fed") to slow economic growth, the U.S. economy continued to expand at a rapid pace during the reporting period. The economy grew 5.5% during the first quarter of 2000, and the economic expansion hit a record nine years in February. However, the Fed was not in a celebratory mood, and it vowed to remain steadfast in its resolve to cool the economy and preempt inflation.

Another major factor affecting the bond market was the U.S. Treasury Department's decision to buy back long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds, resulting in a sharp rally and an inverted yield curve, whereby 10-year notes yielded more than 30-year bonds.

Together, the sizzling economy and uncertainty associated with the U.S. Treasury buyback program resulted in a highly volatile fixed income market causing severe spread widening among sectors such as corporates, emerging markets, and mortgage-backed securities. (The spread is the difference in yield or income that securities must pay for their greater risk relative to U.S. Treasurys.)

Toward the end of the reporting period, the Fed raised the Federal Funds rate and the Discount rate by 50 basis points each, to 6 1/2% and 6%, respectively (bps: a basis point, equals one one-hundredth of one percent). Although this was the sixth Fed hike since last June, all of the previous increases were in 25-bps increments. In fact, this was the first 50-bps increase since February 1995.

By the end of May, it appeared that the Fed's tight monetary policy was beginning to take hold. The month closed with the release of weak employment data, with private-sector payrolls falling and unemployment rising. Resulting confidence that the Fed might be done raising rates resulted in a bond market rally at month-end.

--------------------------------------------------------------------------------

2002 TARGET TERM TRUST INC.

Investment Goal:

Return $15 per share to investors on or about 11/30/02, while providing high monthly income

Portfolio Manager/Subadviser:

Sharmin Mossavar-Rahmani,
Goldman Sachs Funds Management, L.P.

Commencement:

December 31, 1992

NYSE Symbol:

TTR

Dividend Payments:

Monthly

--------------------------------------------------------------------------------

SEMIANNUAL REPORT                                    2002 TARGET TERM TRUST INC.

PORTFOLIO REVIEW
================================================================================

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                                                      Lipper
Net Asset Value Returns+          Trust            Benchmark(1)      Median(2)
--------------------------------------------------------------------------------
6 Months                           0.78%              1.75%            0.94%
1 Year                             2.04               3.51             1.43
5 Years                            6.53               6.07             6.61
Since Inception 12/31/92           6.51                N/A             5.61
--------------------------------------------------------------------------------

                                                                      Lipper
Market Price Returns+              Trust           Benchmark(1)      Median(2)
--------------------------------------------------------------------------------
6 Months                           1.84%              1.75%            0.61%
1 Year                             0.03               3.51            -1.29
5 Years                            9.05               6.07             7.82
Since Inception 12/31/92           6.37                N/A             4.57
--------------------------------------------------------------------------------

(1) Benchmark: a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%.
(2) Lipper U.S. Mortgage Term Trust Median. Lipper Peer Group data calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The new net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.
+ Past performance is no guarantee of future results. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

Share Price, Dividend and Yield                                        5/31/00
--------------------------------------------------------------------------------
Market Price                                                           $13.38
Net Asset Value                                                        $14.12
12-Month Dividend                                                     $0.8616
Current Month Dividend*                                               $0.0718
Market Yield                                                            6.44%
NAV Yield                                                               6.10%
IPO Yield                                                               5.74%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

* The monthly dividend was reduced to $0.065 as of June, 2000.

PORTFOLIO HIGHLIGHTS

The Trust seeks to add incremental return through sector allocation and security selection primarily within the mortgage market. The Trust will seek to liquidate its assets and distribute the net proceeds to shareholders on or about November 30, 2002. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share, this is not guaranteed.

2002 TARGET TERM TRUST INC.                                    SEMIANNUAL REPORT

During the period, within the mortgage sector, the Trust focused on collateralized mortgage obligations (CMOs) and pass-throughs, because of the attractive technicals within these sub-sectors. Given recent spread widening, we continue to see attractive buying opportunities within the mortgage sector.

PERFORMANCE ATTRIBUTION

The Trust outperformed its benchmark on a market-price basis, though it lagged on a net-asset-value basis. The primary reason for the Trust's performance was that the portfolio was underweighted in short-duration U.S. Treasurys, which underperformed due to the rising interest rate environment. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) The outperformance was also attributable to security selection, concentrated in the pass-through and CMO sub-sectors. The positive impact of security selection offset the negative impact of the portfolio's allocation to mortgages as spreads widened. The portfolio's adjustable-rate mortgage securities (ARMs) also added to performance, as rising interest rates and greater rate volatility increased demand for low duration, floating-rate securities.

PORTFOLIO STATISTICS

Characteristics*                                5/31/00                11/30/99
--------------------------------------------------------------------------------
Net Assets ($mm)                                $110.2                  $112.7
Weighted Avg Maturity                         5.84 years              6.49 years
Weighted Avg Duration                         2.01 years              2.60 years
Weighted Avg Coupon                              6.99%                   7.23%
Net Leverage                                     1.78%                   0.85%
Average Credit Quality                            AAA                     AAA
--------------------------------------------------------------------------------

Sector Allocation*                              5/31/00                11/30/99
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations              57.0%                   69.7%
Mortgage Pass-Throughs                           43.7                    37.4
Adjustable Rate Mortgages                         1.5                     1.8
Asset-Backed Securities                           5.0                     9.8
Repurchase Agreements                             0.6                     1.7
Liabilities in excess of other assets            -7.8                   -20.4
--------------------------------------------------------------------------------
Total                                           100.0                   100.0

* Weightings represent percentages of net assets as of the dates indicated. The Trust's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT                                    2002 TARGET TERM TRUST INC.

OUTLOOK
================================================================================

In general, our outlook for the market is positive. Recent economic data provided evidence of a slowdown in the U.S. economy. There is little on the immediate horizon likely to threaten the recent bond market rally. But we are wary of shorter-maturity credits, as we believe that the underlying trend of economic activity in the U.S. will remain robust and that short rates eventually will move higher than the market currently expects. Given the Trust's underweighted allocation to shorter duration U.S. Treasurys, we believe it is well positioned to benefit in the environment we foresee.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on 2002 Target Term Trust Inc. or a fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


/s/ Sharmin Mossavar-Rahmani

SHARMIN MOSSAVAR-RAHMANI
Chief Investment Officer--Fixed Income
Goldman Sachs Funds Management, L.P.

This letter is intended to assist shareholders in understanding how the Trust performed during the six-month period ended May 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                MAY 31, 2000 (unaudited)

 Principal
   Amount                                                                             Maturity           Interest
   (000)                                                                                Dates              Rates          Value
-----------                                                                           --------           --------         -----
Government National Mortgage Association Certificates--15.29%
  $9,989    GNMA .............................................................   06/15/23 to 08/15/27      6.500%     $  9,377,984
   7,078    GNMA .............................................................   10/15/22 to 12/15/23      7.000         6,824,549
     639    GNMA .............................................................   01/15/10 to 07/15/12      8.500           650,270
                                                                                                                      ------------
Total Government National Mortgage Association Certificates
  (cost--$17,668,584) ........................................................                                          16,852,803
                                                                                                                      ------------
Federal Home Loan Mortgage Corporation Certificates--8.08%
   1,245    FHLMC ............................................................         12/01/13            6.000         1,150,423
     921    FHLMC ............................................................         06/01/14            6.000           858,564
   3,956+   FHLMC ............................................................         06/01/22            8.500         4,018,272
   1,845    FHLMC ARM ........................................................         08/01/19            7.120         1,886,269
   1,000    FHLMC TBA ........................................................            TBA              8.000           993,125
                                                                                                                      ------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$9,078,546) .........................................................                                           8,906,653

Federal National Mortgage Association Certificates--20.27%
   1,489    FNMA .............................................................   12/01/28 to 01/01/29      6.000         1,337,900
   5,181    FNMA .............................................................   12/01/28 to 08/01/29      6.500         4,797,417
   4,254    FNMA .............................................................   09/01/27 to 02/01/30      7.000         4,040,304
   2,153    FNMA ARM .........................................................         01/01/25            6.997         2,143,702
   1,414    FNMA ARM .........................................................         08/01/22            7.450         1,468,913
   2,658    FNMA ARM .........................................................         01/01/21            7.242         2,723,435
   2,000    FNMA TBA .........................................................            TBA              6.500         1,849,376
   4,000    FNMA TBA .........................................................            TBA              8.000         3,972,500
                                                                                                                      ------------
Total Federal National Mortgage Association Certificates
  (cost--$22,580,029) ........................................................                                          22,333,547
                                                                                                                      ------------
Collateralized Mortgage Obligations--54.53%
   1,450    FHLMC Series 164, Class B2, B3, B9 & B11 .........................         07/15/21            9.500         1,535,892
   3,607    FHLMC Series 1693, Class Z .......................................         03/15/09            6.000         3,110,143
   1,223    FNMA REMIC, Series 1988-12, Class A ..............................         02/25/18           10.000         1,271,256
     462    FNMA Series 1993-138, Class SM ...................................         12/25/21            8.905*          442,567
     279    FNMA Series 1994-11, Class B .....................................         06/25/18            4.625           274,066
   3,020    FNMA Series 1997-67,Class VX .....................................         02/25/23            7.000         2,987,999
     904    Citicorp Mortgage Securities Incorporated, Series 1994-6,
              Class A4 .......................................................         03/01/09            5.750           842,804
   1,892    CMC Securities Corporation, Series 1992-B, Class B11 .............         11/25/23            7.375         1,822,921
   1,643    CMC Securities Corporation, Series 1993-C, Class C3 ..............         04/25/08            9.552         1,649,046
   9,171    CMC Securities Corporation, Series 1993-E, Class S10 .............         11/25/08            6.500         8,650,409
   4,931    Countrywide Funding Corporation, Series 1993-10, Class A9 ........         01/25/24            7.125*        4,963,085
   5,781    Countrywide Funding Corporation, Series 1993-2, Class A5A ........         10/25/08            6.500         5,491,778
   4,679    Countrywide Mortgage Backed Securities Incorporated, Series
              1994-B, Class A7 ...............................................         02/25/09            7.025*        4,724,705
   4,781    First Boston Mortgage Securities Corporation, Series
              1993-1A, Class 1A ..............................................         04/25/06            7.405*        4,284,072
     842    Housing Securities Incorporated, Series 1992-5, Class A ..........         06/15/22            6.759*          842,278
   6,308    Housing Securities Incorporated, Series 1994-1, Class A13 ........         03/25/09            6.500         5,755,815
   2,748    Residential Asset Securtization Trust, Series 1996-A8, Class A4 ..         12/25/26            8.000         2,752,892
   3,878    Residential Funding Mortgage Securities Incorporated Mortgage,
              Series 1994-S1, Class A13 ......................................         01/25/24            7.388*        3,933,165
   3,570    Securitized Asset Sales Incorporated, Series 1994-5, Class AM ....         07/25/24            7.000         3,355,736
   1,458    Structured Asset Securities Corporation, Series 1995-3A,
              Class 1A1 ......................................................         01/28/24            7.000         1,398,142
                                                                                                                      ------------
Total Collateralized Mortgage Obligations (cost--$61,733,133) ................                                          60,088,771
                                                                                                                      ------------

2002 TARGET TERM TRUST INC.

Principal
  Amount                                                                                  Maturity    Interest
  (000)                                                                                     Dates       Rates           Value
---------                                                                                 --------    --------          -----
Adjustable Rate Collateralized Mortgage Obligations--1.45%
  $1,557     Salomon Brothers Mortgage Securities VII, Series 1994-20, Class A
               (cost--$1,574,566) ......................................................   08/01/24     7.874%       1,591,926
                                                                                                                 -------------

Stripped Collateralized Mortgage Obligations--2.51%
   1,047     FNMA REMIC Trust, Series 1991-G-35, Class N** .............................   10/25/21     7.557(1)       790,674
   1,240     FNMA REMIC Trust, Series 151, Class 2*** ..................................   07/01/22     9.500          365,369
       8     FNMA REMIC Trust, Series 1992-G-44, Class GA*** ...........................   05/25/03    14.600(1)        23,910
   1,003     FNMA REMIC Trust, Series 1993-101, Class A*** .............................   06/25/08     7.000           43,623
       7     Structured Asset Securities Corporation, Series 1992-M1, Class A4*** ......   11/25/07    11.000(1)       235,165
       7     Structured Asset Securities Corporation, Series 1992-M1, Class A3*** ......   11/25/02    11.000(1)     1,308,091
                                                                                                                 -------------

Total Stripped Collateralized Mortgage Obligations (cost--$3,431,427) ..................                             2,766,832
                                                                                                                 -------------

Asset Backed Securities--4.99%
   4,000     ABFS Equipment Contract Trust, Series 1999-A, Class A3 ....................   12/15/03     6.650        3,941,600
     157     Fasco Grantor Trust .......................................................   11/15/01     6.650          156,047
   1,444     Mid-State Trust IV, Series 4, Class A .....................................   04/01/30     8.330        1,404,300
                                                                                                                 -------------

Total Asset Backed Securities (cost--$5,672,786) .......................................                             5,501,947
                                                                                                                 -------------

Repurchase Agreement--0.63%
     697     Repurchase Agreement dated 05/31/00 with State Street Bank & Trust
                Company, collateralized by $730,000 Federal National Mortgage
                Association Notes, 6.500% due 08/15/04 (value-$719,963)
                Proceeds: $697,125 (cost--$697,000)                                        06/01/00     6.450          697,000

Total Investments (cost--$122,436,071)--107.75% ........................................                           118,739,479

Liabilities in excess of other assets--(7.75)% .........................................                            (8,540,255)
                                                                                                                 -------------

Net Assets--100.00% ....................................................................                         $ 110,199,224
                                                                                                                 =============

----------

ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of May 31, 2000.
TBA (To be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.
REMIC Real Estate Mortgage Investment Conduit.
* Floating Rate Securities. The interest rate shown is the current rate as of May 31, 2000.
** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Morgan Stanley Incorporated, maturing June 1,
      2000) and/or futures transactions.
(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

Futures Contracts                                       MAY 31, 2000 (unaudited)

                                                                                                                   Unrealized
Number of                                                                                                         Appreciation
Contracts                                                                   In Exchange For  Expiration Date     (Depreciation)
---------                                                                   ---------------  ---------------     --------------
   26       Contracts to Deliver--10 year United States Treasury Notes        $ 2,520,781         June 00       $   (48,474)
    8       Contracts to Deliver--10 year United States Treasury Notes            774,250         Sept 00              (165)
    7       Contracts to Deliver--30 year United States Treasury Bonds            669,813         June 00            (6,871)
  107       Contracts to Deliver--30 year United States Treasury Bonds         10,231,875         Sept 00          (255,758)
   18       Contracts to Receive--5 year United States Treasury Notes           1,756,688         Sept 00            10,176
    7       Contracts to Receive--30 year United States Treasury Bonds            669,813         June 00            11,340
                                                                                                                  ---------
                                                                                                                  $(289,752)
                                                                                                                  =========

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost--$122,436,071) ..............   $ 118,739,479
Cash ..................................................................             242
Receivable for investments sold .......................................         919,613
Interest receivable ...................................................         737,450
Other assets ..........................................................          28,172
                                                                          -------------
Total assets ..........................................................     120,424,956
                                                                          -------------

Liabilities
Payable for investments purchased .....................................       7,716,584
Payable for reverse repurchase agreements .............................       2,000,000
Payable for variation margin ..........................................         111,853
Payable to investment adviser and administrator .......................          65,602
Accrued expenses and other liabilities ................................         331,693
                                                                          -------------
Total liabilities .....................................................      10,225,732
                                                                          -------------

Net Assets
Capital Stock--$0.001 par value; total authorized 200,000,000 shares;
  7,802,867 shares issued and outstanding .............................     113,526,527
Undistributed net investment income ...................................       7,958,398
Accumulated net realized loss from investments and futures transactions      (7,299,357)
Net unrealized depreciation of investments and futures ................      (3,986,344)
                                                                          -------------
Net assets ............................................................   $ 110,199,224
                                                                          =============
Net asset value per share .............................................   $       14.12
                                                                          -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                     For the
                                                                Six Months Ended
                                                                  May 31, 2000
                                                                   (unaudited)
                                                                ----------------
Investment income:
Interest .........................................................  $ 4,250,178

Expenses:
Investment advisory and administration ...........................      390,219
Interest expense .................................................      275,185
Excise tax .......................................................      127,500
Legal and audit ..................................................       40,750
Custody and accounting ...........................................       33,447
Reports and notices to shareholders ..............................       31,960
Transfer agency ..................................................       10,830
Directors' fees ..................................................        5,250
Other expenses ...................................................       24,814
                                                                    -----------
                                                                        939,955
                                                                    -----------
Net investment income ............................................    3,310,223
                                                                    -----------

Realized and unrealized gains (losses) from investment activities:
Net realized losses from:
    Investment transactions ......................................     (662,652)
    Futures transactions .........................................     (119,062)
Net change in unrealized appreciation/depreciation of:
    Investments ..................................................   (1,284,026)
    Futures ......................................................     (387,012)
                                                                    -----------
Net realized and unrealized loss from investment activities ......   (2,452,752)
                                                                    -----------
Net increase in net assets resulting from operations .............  $   857,471
                                                                    ===========

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the
                                                                                  Six Months Ended        For the
                                                                                       May 31,          Year Ended
                                                                                        2000            November 30,
                                                                                     (unaudited)           1999
                                                                                  ----------------     -------------
From operations:
Net investment income .......................................................      $   3,310,223       $   7,691,267
Net realized losses from investments and futures transactions ...............           (781,714)         (1,674,711)
Net change in unrealized appreciation/depreciation of investments and futures         (1,671,038)         (5,153,379)
                                                                                   -------------       -------------
Net increase in net assets resulting from operations ........................            857,471             863,177
                                                                                   -------------       -------------

Dividends to shareholders from:
Net investment income .......................................................         (3,361,475)         (6,722,950)
                                                                                   -------------       -------------

Net decrease in net assets ..................................................         (2,504,004)         (5,859,773)

Net assets:
Beginning of period .........................................................        112,703,228         118,563,001
                                                                                   -------------       -------------
End of period (including undistributed net investment income of $7,958,398
  and $8,009,650, respectively) .............................................        110,199,224       $ 112,703,228
                                                                                   =============       =============

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                        For the
                                                                   Six Months Ended
                                                                     May 31, 2000
                                                                      (unaudited)
                                                                   ----------------
Cash flows provided from operating activities:
Interest received ...............................................   $  4,821,441
Operating expenses paid .........................................       (801,757)
Interest paid ...................................................       (314,005)
Sale of short-term portfolio investments, net ...................      1,228,000
Purchase of long-term portfolio investments .....................    (42,481,723)
Sale of long-term portfolio investments .........................     54,966,199
Variation margin paid on futures contracts ......................       (416,221)
                                                                    ------------
Net cash provided from operating activities .....................     17,001,934
                                                                    ------------

Cash flows used for financing activities:
Dividends paid to shareholders ..................................     (3,361,475)
Decrease in reverse repurchase agreements .......................    (13,881,000)
                                                                    ------------
Net cash used for financing activities ..........................    (17,242,475)
                                                                    ------------
Net change in cash ..............................................       (240,541)
Cash at begining of year ........................................        240,783
                                                                    ------------
Cash at end of year .............................................   $        242
                                                                    ============

Reconciliation of net increase in net assets resulting from
  operations to net cash provided from operating activities:
Net increase in net assets resulting from operations ............   $    857,471
                                                                    ------------
Decrease in investments, at value ...............................     16,959,057
Decrease in deposits with broker for securities sold short ......        904,494
Increase in receivable for investments sold .....................       (796,273)
Decrease in interest receivable .................................        115,427
Increase in other assets ........................................        (16,276)
Decrease in payable for investments purchased ...................        (52,235)
Decrease in security sold short, at value .......................       (900,054)
Decrease in payable for interest on reverse repurchase agreements        (38,820)
Increase in payable to investment adviser and administrator .....            508
Increase in variation margin payable ............................         89,854
Decrease in accrued expenses and other liabilities ..............       (121,219)
                                                                    ------------
                                                                      16,144,463
                                                                    ------------
Net cash provided from operating activities .....................   $ 17,001,934
                                                                    ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15.00 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Trust calculates its net asset value based on the current market value for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the adviser and a wholly-owned subsidiary of PaineWebber Incorporated, or by Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. and sub-advisor of the Trust. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Trust's custodian.

      Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      Futures Contracts--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the

NOTES TO FINANCIAL STATEMENTS (unaudited)

"initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily uses financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

      Reverse Repurchase Agreements -- The Trust enters into reverse repurchase agreements with qualified third party broker dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average monthly balance of reverse repurchase agreements outstanding during the six months ended May 31, 2000 was $8,912,873 at a weighted average interest rate of 6.01%.

      Dollar Rolls -- The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

      Short Sales "Against the Box" -- The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

      The Trust might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

      Dividends and Distributions -- Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from

NOTES TO FINANCIAL STATEMENTS (unaudited)

generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

      On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

      The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

      Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at May 31, 2000, was substantially the same as the cost of securities for financial statement purposes.

      At May 31, 2000, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost) .......        $   300,282
Gross depreciation (from investments having an excess of cost over value) .......         (3,996,874)
                                                                                         -----------
Net unrealized depreciation of investments ......................................        $(3,696,592)
                                                                                         ===========

      For the six months ended May 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $42,384,024 and $55,924,529, respectively.

FEDERAL TAX STATUS

      It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

NOTES TO FINANCIAL STATEMENTS (unaudited)

      At November 30, 1999, the Trust had a net capital loss carry forward of $6,420,409. The loss carry forward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

CAPITAL STOCK

      There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of May 31, 2000, Mitchell Hutchins owned 8,944 shares.

      The Trust did not repurchase any shares of its common stock for the six months ended May 31, 2000.

      For the period July 10, 1995 (commencement of repurchase program) through May 31, 2000, the Trust repurchased 2,953,800 shares of its common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 11.71%. At May 31, 2000, paid-in-capital is net the cost of $37,318,731 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                      For the
                                                 Six Months Ended                    For the Years Ended November 30,
                                                   May 31, 2000    ---------------------------------------------------------------
                                                    (unaudited)      1999        1998         1997          1996             1995
                                                 ----------------  --------    --------     --------      --------        --------
Net asset value, beginning of period ..........      $  14.44      $  15.19    $  15.02     $  14.88      $  14.37        $  12.70
                                                     --------      --------    --------     --------      --------        --------
Net investment income .........................          0.42          0.99        1.02         1.06          1.13*           1.02*
Net realized and unrealized gains (losses)
  from investments and futures ................         (0.31)        (0.88)       0.01        (0.08)        (0.05)*          1.36*
                                                     --------      --------    --------     --------      --------        --------
Net increase in net asset value resulting from
  investment operations .......................          0.11          0.11        1.03         0.98          1.08            2.38
                                                     --------      --------    --------     --------      --------        --------
Dividends from net investment income ..........         (0.43)        (0.86)      (0.86)       (0.86)        (0.86)          (0.90)
                                                     --------      --------    --------     --------      --------        --------
Net increase in net asset value resulting from
  repurchase of common stock ..................            --            --          --         0.02          0.29            0.19
                                                     --------      --------    --------     --------      --------        --------
Net asset value, end of period ................      $  14.12      $  14.44    $  15.19     $  15.02      $  14.88        $  14.37
                                                     ========      ========    ========     ========      ========        ========

Market value, end of period ...................      $  13.38      $  13.56    $  14.13     $  13.63      $  12.63        $  12.50
                                                     ========      ========    ========     ========      ========        ========

Total investment return(1) ....................          1.84%         2.07%      10.23%       15.23%         8.07%          19.85%
                                                     ========      ========    ========     ========      ========        ========

Ratios/Supplemental Data:
Net assets, end of period (000's) .............      $110,199      $112,703    $118,563     $117,213      $117,276        $136,754
Expenses to average net assets, including
  interest expense ............................          1.69%**       2.30%       2.97%        3.36%         3.13%           3.42%
Expenses to average net assets, excluding
  interest expense ............................          1.20%**       1.24%       1.18%        1.11%         1.20%           0.92%
Net investment income to average net assets ...          5.94%**       6.67%       6.68%        7.13%         7.74%           7.44%
Portfolio turnover rate .......................            35%           63%         86%          64%          127%            103%
Asset coverage++ ..............................      $ 15,089      $  8,097    $  4,334     $  3,521      $  3,261        $  4,013

----------
*     Calculated using average daily shares outstanding for the period.
**    Annualized
++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions.
      Total investment return for periods less than one year has not been annualized.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (unaudited)

THE TRUST

      2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $68.5 billion in assets under management as of June 30, 2000. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

      The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

DISTRIBUTION POLICY

      The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

      A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

      Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

      Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                      [This Page Intentionally Left Blank]

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander
President
Dianne E. O'Donnell
Vice President and Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

Paul H. Schubert
Vice President and Treasurer

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Trust without examination by independent auditors who do not express an opinion thereon.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

                                  PaineWebber

                    (Copyright)2000 PaineWebber Incorporated
                               All rights reserved
                                   Member SIPC